UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

IOWA RENEWABLE ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-52428	20-3386000
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East 7th Street, P.O. Box 2 Washington, IA	52353
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 653-2890

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2007, Iowa Renewable Energy, LLC (“Registrant”) entered into a material compensatory arrangement with Registrant’s existing Chief Financial Officer. The material compensatory arrangement provides that J. William Pim, who currently serves as the Registrant’s Chief Financial Officer, will now be compensated for his services as the Registrant’s Chief Financial Officer. The Registrant will compensate Mr. Pim for his services as Chief Financial Officer at a rate of fifty dollars ($50) per hour. Mr. Pim also serves on the Registrant’s Board of Directors; however, the hourly rate for Mr. Pim’s services as Chief Financial Officer will not be applicable to Mr. Pim’s service on Registrant’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOWA RENEWABLE ENERGY, LLC

October 22, 2007
Date

/s/ Michael J. Bohannan
Michael J. Bohannan, Chairman